Credit Suisse Global Media & Communications Convergence Conference March 8, 2010 Exhibit 99.1

Safe Harbor
These slides contain certain forward-looking statements related to the company's businesses that are based on management's current expectations. Forward-looking statements are subject to certain risks, trends and uncertainties, including changes in advertising demand and other economic conditions that could cause actual results to differ materially from the expectations expressed in forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.
The company's written policy on forward-looking statements can be found on page F-3 of its 2009 Form 10K and on page F-20 of its most recent Form 10Q. We undertake no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date the statement is made.

HGTV
START AT HOME

diy
network

FRONTDOOR.

HGTV
pro.com

food
network

RECIPE
ZAAR

food
network
.com

food
network
magazine

FOOD 2

COOKING
CHANNEL

Travel
CHANNEL

GAC
GREAT AMERICAN COUNTRY

scrippsnetworks
interactive

HOME FOOD TRAVEL Powerful Lifestyle Media Brands, Powerful Lifestyle Categories

Travel
CHANNEL
HGTV
START AT HOME
shopzilla
diy
network
GAC
FLN
FINE LIVING NETWORK
COOKING
CHANNEL
food
network

scrippsnetworks
interactive

Revenue Profile 2010E 10% 10% Other 5% 5% Other includes: •Lifestyle Digital •International 7% 7% 32% 32% 12% 12% 34% 34%

HGTV
START AT HOME

food
network

Travel
CHANNEL

COOKING
CHANNEL

scrippsnetworks
interactive

Key Growth Drivers • Higher affiliate fee rates for Food Network, HGTV • International development • Audience growth across all brands • Travel Channel integration • Cooking Channel rebranding

Successful Affiliate Renewals
• Significant rate reset for Food Network
• Rates for both networks more in line with
competitive set
• Consent secured for Cooking Channel rebranding
• Affiliate revenues forecast to grow 32% to 35% in
2010 (excluding Travel)

HGTV DREAM HOME 2010

house hunters

HGTV
START AT HOME

HOLMES ON HOMES

Property VIRGINS

Video

HGTV Audience Growth [Total Households in Thousands] 616 1,052 514 780 Total Day Prime Time January +11% +16% 2006 2007 2010 2008 2009

Diners
DRIVE-INS,
DIVES

food
network

ACE OF CAKES

IRON CHEF AMERICA
THE SERIES

CHOPPED

scrippsnetworks
interactive

2006 2007 2010 2008 2009 Food Network Audience Growth [Total Households in Thousands] 586 884 481 559 Total Day Prime Time January +14% +25%

Olympics Impact • Clear impact on Food Network, HGTV, Travel Channel • Not all dayparts were affected • Effect offset by strong pre- Olympics audience delivery • Strategy in place to draw viewers back

GHOST
ADVENTURES

Travel
MAN
v.
FOOD

Travel
CHANNEL®

ANTHONY
BOURDAIN
NO RESERVATIONS

BIZARRE
FOODS
WITH
ANDREW ZIMMERN

scrippsnetworks
interactive

Travel Channel Integration On Track • SNI assumes ad sales April 1 • Most internal systems and processes migrated to SNI • Additional synergies identified

MAN
V.
FOOD

ANTHONY
BOURDAIN

GHOST
ADVENTURES

scrippsnetworks
interactive

Travel Channel Going Forward
•
Evolve from “programming” to
“category” destination
•
Accelerate viewership momentum
•
Build on success of hit shows
–
Man v. Food
–
Anthony Bourdain’s
No Reservations
–
Ghost Adventures

Coming Soon: The Cooking Channel
•
Capitalize on growing interest in
television food genre
•
Quicker pathway to success for
sizeable distribution footprint
•
Raise barrier to entry for 24/7
food competitor
•
Memorial Day Weekend debut

International Development: Four Theaters of Operation Chello Zone CanWest Food Network Asia NDTV Lifestyle Latin America (to come)

dish NETWORK

food network HD

NDTV

NDTV GOOD TIMES

chellozone

chellozone

food network

food network

food network

FLN FINE LIVING NETWORK

scrippsnetworks interactive

International Expansion Recap
Launched
in
U.K. (Sky)
Debuts in
60 Countries
Across
EMEA
October November December
2009
January February March April
2010
JV Announced
(India)
Launched in
Middle East
(Orbit Showtime)
JV
Announced
Launched
in Asia
Freesat
Adds in
U.K.

Financial Review and 2010 Outlook

$504
$587
$632
$403
$637
$1,052
$1,185
$1,312
$903
$1,367*
Consistent Growth at Lifestyle Media
Revenue
Segment
Profit
* 2009 as reported including 16 days
of Travel Channel results
[$ in Millions]
2005 2006 2007 2008 2009
11%
Four-Year CAGR
12%
Four-Year CAGR

$53
$47
$63
$28
$31
$228
$220
$238
$99*
$174
Finding the Right Model at Shopzilla
Revenue
Segment
Profit
* Shopzilla 2005 results are for the six months of the
year it was owned
[$ in Millions]
2005 2006 2007 2008 2009

2010 Interactive Services Outlook 1 st half Restaging continues; performance similar to 2009 2 nd half Stronger growth profile as repositioning takes hold Full-year Segment profit, $33 to $35 million

•
Total affiliate fee revenue $530 to $540 million
•
Programming expenses $380 to $400 million
•
Non-programming
expenses $550 to $570 million
( $100 million is Travel)
2010 Lifestyle Media Outlook
[Including Travel Channel]

Non-Programming Expense Drivers • Restoring marketing budgets to: – Strengthen HGTV, Food Network, Travel Channel brands – Support Cooking Channel debut • Hiring freeze thaw [Lifestyle Media]

Items Affecting 2010 Net Income,
Segment Profit
Travel transition costs $30 to $40M
Affiliate renewal support
(marketing & legal)
$10 to $15M
Lifestyle Media impact $40 to $55M
International build-up $15 to $20M
Total $55 to $75M

2010 Guidance Recap – Other Items
•
Capital expenditures $95 to $100 million
•
Interest expense $33 to $35 million
•
Depreciation and
amortization $135 to $145 million
•
Effective tax rate 31 to 33 percent

Credit Suisse Global Media & Communications Convergence Conference